UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)  07-02-2003
                                                         --------------

                            Viastar Holdings, Inc.
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            (Exact name of registrant as specified in its charter)

          Nevada                      000-28485               88-0380343
 ----------------------------       ----------------      -------------------
(State or other jurisdiction       (Commission File        (IRS Employer
    of incorporation)                   Number)          Identification No.)

       2141 Palomar Airport Road, Suite 310, Carlsbad, California 92009
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                   (Address of principal executive offices)

                                 760-390-2752
                         ---------------------------
                         (Issuer's telephone number)

                                Not Applicable
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        (Former name or former address, if changed since last report)


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ITEM 5.  RESIGNATION, REMOVAL AND APPOINTMENT OF REGISTRANT'S DIRECTORS

         On May 28, 2003 not less than 2/3 of the shareholders in accordance with Nevada Law voted to remove Mr. David Dadon from the Board of Directors of the Company.

         On June 16,2003 Mr. Zee Batal resigned from his position as President and Director of the Company

         On April 23, 2003, Mr. Gennaro Buonocore was appointed to the Board of Directors and subsequently elected to Chairman.

         On June 10, 2003 The Company appointed Mr. John Daly to the Board of Directors







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Viastar Holdings, Inc.


Date:    July 2, 2003                     By: /s/ George J. Malasek
                                              ---------------------
                                                  George J. Malasek
                                                  President